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                                                                     EXHIBIT 1.1


                               GTE DELAWARE, L.P.
                              PREFERRED SECURITIES
                                 GUARANTEED BY
                                GTE CORPORATION


                             UNDERWRITING AGREEMENT
                             ----------------------

Goldman, Sachs & Co.



c/o Goldman, Sachs & Co.,                                           , 1994
     85 Broad Street,
     New York, New York 10004

Dear Sirs:

  From time to time, GTE Delaware, L.P., a Delaware limited partnership ("GTE Delaware"), as issuer, and GTE Corporation, a New York corporation ("GTE"), as guarantor, propose to enter into one or more Pricing Agreements (each, a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, whereby GTE Delaware will issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain preferred securities representing limited partner interests in GTE Delaware (the "Preferred Securities") specified in
Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Firm Securities") and, if specified in such Pricing Agreement, at the election of the Underwriters, an additional number of Preferred Securities specified in such Pricing Agreement as provided in Section 3 hereof (the "Optional Securities"), guaranteed by GTE as to the payment of cash distributions, out of moneys held by GTE Delaware, and as to payments on liquidation or redemption and described in any Final Supplemented Prospectus (as defined in Section 2(a) hereof) (the "Guarantee") (the Firm Securities and the Optional Securities, if any, which the Underwriters elect to purchase pursuant to Section 3 hereof being referred to collectively as the "Securities", and the Securities and the Guarantee being referred to collectively as the "Designated Securities").

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  The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto.

  1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of GTE Delaware to sell any of the Preferred Securities (including the Guarantee) or as an obligation of any of the Underwriters to purchase any of the Preferred Securities (including the Guarantee). The obligation of GTE Delaware to issue and sell any of the Preferred Securities (including the Guarantee) and the obligation of any of the Underwriters to purchase any of the Preferred Securities (including the Guarantee) shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate number of Firm Securities, the maximum number of Optional Securities, if any, the initial public offering price of such Firm and Optional Securities or the manner of determining such price, the purchase price to the Underwriters of the Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the number of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Optional Securities, if any, and payment therefor. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

  2. Each of GTE Delaware and GTE jointly and severally represents and warrants to, and agrees with, each of the Underwriters that:

       (a)  A registration statement (including any pre-effective amendments
     thereto) on Form S-3 (File No. 33-    ) in respect of the Preferred
     Securities and the Guarantee has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus included therein, to the Representatives for each of the other Underwriters have been declared effective by the Commission in such form; no other document (other than one or more requests for acceleration of effectiveness of the registration statement) with respect to such registration statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus or preliminary prospectus as supplemented by a preliminary prospectus supplement included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), is hereinafter called a "Preliminary Prospectus" or "Preliminary Supplemented Prospectus," as the case may be; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Preferred Securities and the Guarantee in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus, Preliminary Supplemented Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus, Preliminary Supplemented Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus, Preliminary Supplemented Prospectus, or Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus, Preliminary Supplemented Prospectus or Prospectus, as the case may be, under the Securities Act of 1934, as

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     amended (the "Exchange Act"), and incorporated by reference in such
     Preliminary Prospectus, Preliminary Supplemented Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of GTE filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the "Final Supplemented Prospectus" shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing;

       (b) The documents incorporated by reference in the Prospectus and the Final Supplemented Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus and the Final Supplemented Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to GTE Delaware or GTE by an Underwriter of Designated Securities through the Representatives expressly for use in the Final Supplemented Prospectus;

       (c) The Registration Statement, the Prospectus and the Preliminary Supplemented Prospectus conform, and the Final Supplemented Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects, to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing dates as to the Prospectus and the Final Supplemented Prospectus, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to GTE Delaware or GTE by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus or the Final Supplemented Prospectus, as the case may be;

       (d) GTE Delaware has no subsidiaries. Neither GTE Delaware nor GTE (including all of its subsidiaries taken as a whole) has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or long-term debt of GTE (including all of its subsidiaries taken as a whole) or any material adverse change in or affecting the business, properties, business prospects, position (financial or otherwise) or results of operations of GTE and its subsidiaries taken as a whole, otherwise than as set forth in or contemplated by the Prospectus. For purposes of this Agreement, "Designated Subsidiaries" of GTE shall mean GTE Mobilnet Incorporated, Contel Cellular Inc. and subsidiaries of GTE which provide local exchange telephone and communication service in the United States and whose service and rates are regulated by a public body;

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       (e) GTE Delaware has been duly formed and is validly existing as a limited partnership in good standing under the Delaware Revised Uniform Limited Partnership Act, as amended (the "Partnership Act");

       (f) GTE has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York, with all corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each Designated Subsidiary of GTE has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with all corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and, except as set forth in or contemplated by the Prospectus, all of the issued shares of common stock of each Designated Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (other than Contel Cellular Inc.) are owned directly or indirectly by GTE, free and clear of all liens, encumbrances, equities or claims;

       (g) GTE had, as of the date indicated in the Final Supplemented Prospectus, an authorized capitalization as set forth in the Final Supplemented Prospectus; and all of the issued shares of capital stock of GTE have been duly and validly authorized and issued, and are fully paid and non-assessable;

       (h) The Preferred Securities have been duly and validly authorized by GTE Delaware, and, when the Firm Securities and the Guarantee are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities and, in the case of any Optional Securities, pursuant to Over-allotment Options (as defined in Section 3 hereof) with respect to such Preferred Securities, such Designated Securities will be duly authorized, validly issued, fully paid and not subject to assessment by GTE Delaware for additional capital contributions and will conform to the descriptions thereof contained in the Registration Statement and the Final Supplemented Prospectus;

       (i) The Indenture dated as of _________ ___, 1994 between GTE and The Bank of New York, as trustee (the "Subordinated Indenture") and the junior subordinated debentures of GTE (the "Junior Subordinated Debentures") to be issued thereunder, have been duly authorized; the Subordinated Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and, at the Time of Delivery (as defined herein), will have been duly executed and delivered and will constitute, and the Junior Subordinated Debentures, when duly executed and authenticated in accordance with the Subordinated Indenture and issued and delivered under the circumstances provided in the Final Supplemented Prospectus, will constitute, valid and legally binding obligations of GTE enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights and remedies generally, as from time to time in effect, and by applicable principles of equity and considerations of public policy (regardless of whether enforceability is considered in a proceeding in equity or at law);

       (j) The limited partnership agreement of GTE Delaware, as amended and restated (the "Limited Partnership Agreement"), constitutes a legal, valid and binding agreement of GTE, in its capacity as the general partner of GTE Delaware, and is enforceable against GTE in its capacity as the general partner of GTE Delaware, in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights and remedies generally, as from time to time in effect, by applicable principles of equity and considerations of public policy (regardless of whether enforceability is considered in a proceeding in equity or at law) and by applicable law relating to fiduciary duties;

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       (k)  The Guarantee has been duly authorized and when validly executed and delivered by GTE will constitute a legal, valid and binding obligation of GTE, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights and remedies generally, as from time to time in effect, and by applicable principles of equity and considerations of public policy (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Guarantee will conform to the description thereof in the Prospectus;

       (l) All of the limited partnership interests of GTE Delaware (other than the Preferred Securities) are owned directly or indirectly by GTE, free and clear of all liens, encumbrances, equities or claims; each of the limited partners of GTE Delaware have been duly admitted as a limited partner of GTE Delaware; and GTE Delaware is not a party to or otherwise bound by any agreement other than those described in the Final Supplemented Prospectus;

       (m) The issue and sale of the Preferred Securities and the Guarantee by GTE Delaware and the compliance by GTE Delaware with all of the provisions of this Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which GTE Delaware is a party or by which GTE Delaware is bound or to which any of the property or assets of GTE Delaware is subject, nor will such action result in any violation of the provisions of GTE Delaware's Certificate of Limited Partnership or the Limited Partnership Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over GTE Delaware or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by GTE Delaware of the transactions contemplated by this Agreement, except the registration under the Act of the Preferred Securities, the Guarantee and the Junior Subordinated Debentures, the qualification of the Subordinated Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Designated Securities and the distribution of the Designated Securities by the Underwriters;

       (n) The issue and sale of the Preferred Securities and the Guarantee by GTE Delaware, the compliance by GTE with all of the provisions of this Agreement, the execution, delivery and performance by GTE of the Subordinated Indenture, the execution, delivery and performance by GTE of the Guarantee and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which GTE is a party or by which it is bound or to which any of its property or assets is subject or any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which any of the Designated Subsidiaries is a party or by which any of the Designated Subsidiaries is bound or to which any of the property or assets of the Designated Subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or by-laws of GTE or the charter or by-laws of any of the Designated Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over GTE or any of the Designated Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Guarantee or the Junior Subordinated Debentures or the consummation by GTE of the transactions contemplated by this Agreement, except the registration under the Act of the Preferred Securities, the Guarantee and the Junior Subordinated Debentures and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Designated Securities and distribution of the Designated Securities by the Underwriters;

       (o) Neither GTE Delaware nor GTE is an "investment company" required to register under, or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such

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     terms are defined in, the Investment Company Act of 1940, as amended, nor will be required to so register, nor will be such after giving effect to the transactions contemplated hereby;

       (p) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which GTE Delaware, GTE or any of the Designated Subsidiaries is a party or of which any property of GTE Delaware, GTE or any of the Designated Subsidiaries is subject which, if determined adversely to GTE Delaware, GTE or any of the Designated Subsidiaries, would individually or in the aggregate result in any material adverse change in or affecting the business, properties, business prospects, position (financial or otherwise) or results of operations of each of GTE Delaware or GTE and its subsidiaries taken as a whole and, to the best of GTE Delaware's or GTE's knowledge, as the case may be, no such proceedings are threatened by governmental authorities or threatened by others;

       (q) Arthur Andersen & Co., who have certified certain financial statements of GTE and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder and were independent public accountants as required by the Act and the rules and regulations of the Commission thereunder during the periods covered by the financial statements on which they reported contained in the Prospectus;

       (r) No labor disturbance by the employees of GTE or any of the Designated Subsidiaries exists or, to the knowledge of GTE, is imminent which is likely to result in any material adverse change in or affecting the business, properties, business prospects, position (financial or otherwise), or results of operations of GTE and its subsidiaries taken as a whole; and

       (s) There are no contracts, agreements or understandings between GTE Delaware or GTE and any person granting such person the right to require GTE Delaware or GTE to file a registration statement under the Act with respect to any preferred securities of GTE Delaware or capital stock of GTE owned or to be owned by such person or to require GTE Delaware or GTE to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by GTE Delaware or GTE under the Act.


     3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Final Supplemented Prospectus.

     GTE Delaware may specify in the Pricing Agreement applicable to any Designated Securities that GTE Delaware thereby grants to the Underwriters the right (an "Over-allotment Option") to purchase at their election up to the number of Optional Securities set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from the Representatives to GTE Delaware, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and GTE Delaware otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

     The number of Optional Securities to be added to the number of Firm Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the number of Optional Securities which GTE Delaware has been advised by the Representatives have been attributed to such Underwriter, provided that, if GTE Delaware has not been so advised, the number of Optional Securities to be so added shall be, in each case, that proportion of Optional Securities which the number of Firm Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Securities (rounded as the Representatives may determine to the nearest 100 interests). The total number of Designated Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Securities set forth in
Schedule I to such Pricing Agreement plus the aggregate number of the Optional Securities which the Underwriters elect to purchase.

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  4. Except as set forth in the Pricing Agreement, one or more fully-registered global certificates for the Firm Securities and Optional Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form registered in the name of the nominee of The Depository Trust Company, shall be delivered by or on behalf of GTE Delaware to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of GTE Delaware in the funds specified in such Pricing Agreement, (i) with respect to the Firm Securities, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and GTE Delaware may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Optional Securities, if any, at the place and time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Securities, or at such other place and time and date as the Representatives and GTE may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery." Each such time and date for delivery is herein called a "Time of Delivery."

  As compensation to the Underwriters for their commitments to purchase the Designated Securities, GTE at each Time of Delivery will pay to the Representatives, for the accounts of the several Underwriters, an amount per Preferred Security as set forth in the Pricing Agreement relating to the Designated Securities to be sold by GTE Delaware thereunder.

  5. Each of GTE Delaware and GTE jointly and severally agrees with each of the Underwriters of any Designated Securities:

       (a) To prepare the Final Supplemented Prospectus in a form approved by the Representatives and to file such Final Supplemented Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for such Designated Securities and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by GTE with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Securities, and during such same period to advise the Representatives, promptly after either GTE or GTE Delaware receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Preferred Securities and the Guarantee, of the suspension of the qualification of such Preferred Securities or the Guarantee for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any Prospectus relating to the Preferred Securities and the Guarantee, or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

       (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Preferred Securities and the Guarantee for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Preferred Securities and the Guarantee, provided that in connection therewith neither GTE Delaware nor GTE shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

       (c) To furnish the Underwriters with copies of the Final Supplemented Prospectus in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Preferred Securities and the Guarantee and if at such time any event shall have occurred in the judgment of counsel to the

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     Underwriters as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

       (d) In the case of GTE, to make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of GTE and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of GTE, Rule 158 under the Act);

       (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the date, after the last Time of Delivery, on which the distribution of the Designated Securities ceases, as determined by Goldman, Sachs & Co., or (ii) the date which is 90 days after the last Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any Preferred Securities, any preferred stock or any other securities of GTE Delaware or GTE which are substantially similar to such Designated Securities or any securities convertible into or exchangeable for Preferred Securities, preferred stock or substantially similar securities of either GTE Delaware or GTE, without the prior written consent of the Representatives;

       (f) To the extent necessary to comply with New York Stock Exchange rules and regulations or the rules and regulations of any other exchange on which the Preferred Securities are listed, to furnish to the holders of Preferred Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of GTE and its consolidated subsidiaries audited by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the first such fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of GTE and its subsidiaries for such quarter in reasonable detail;

       (g) During a period of three years from the date of this Agreement to furnish to you copies of all reports or other communications (financial or other) furnished to holders of common stock of GTE, and deliver to you as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of GTE Delaware or GTE are listed;

       (h) To use its best efforts to list, subject to notice of issuance, the Preferred Securities on the New York Stock Exchange; and

       (i) To use its best efforts to list the Junior Subordinated Debentures on the New York Stock Exchange in connection with the distribution of such Debentures to holders of Preferred Securities.

  6. GTE Delaware and GTE jointly and severally covenant and agree with the several Underwriters that GTE Delaware and GTE will pay or cause to be paid the following: (i) the fees, disbursements and expenses of GTE Delaware's and GTE's counsel and accountants in connection with the registration of the Preferred Securities and the Guarantee under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Supplemented Prospectus and the Prospectus and amendments and supplements thereto, including the Final Supplemented Prospectus, and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Blue Sky Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Designated Securities; (iii) all expenses in connection with the qualification of the Preferred Securities and the Guarantee for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky surveys; (iv) any fees charged by securities rating services for rating the Preferred Securities; (v) the cost of preparing certificates for the Preferred Securities; (vi) the cost and charges of any transfer agent or registrar or paying agent; (vii) all costs and expenses incident to listing the Preferred Securities on the New York Stock Exchange and the cost of registering the Preferred Securities under Section 12 of the Exchange Act; (viii) the cost of qualifying the Preferred Securities with The Depository Trust Company; and (ix) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and
Section 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

  7. The obligations of the Underwriters of any Designated Securities and under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of GTE Delaware and GTE in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of such Time of Delivery, true and correct, the condition that GTE Delaware and GTE shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

       (a) The Final Supplemented Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

       (b) Milbank, Tweed, Hadley & McCloy, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, being delivered at such Time of Delivery, with respect to the matters covered in paragraphs (i), (iv), (vii), (x), (xi) and (xii) of subsection (c) below as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

       (c) Counsel for GTE Delaware and GTE shall have furnished to the Representatives his written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

       (i) GTE has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York, with all corporate power and authority to own its properties and conduct its business as described in the Final Supplemented Prospectus;

       (ii) All of the limited partnership interests of GTE Delaware (other than the Preferred Securities) are owned directly or indirectly by GTE, free and clear of all liens, encumbrances, equities or claims;

       (iii) The Guarantee has been duly authorized and when validly executed and delivered by GTE will constitute a legal, valid and binding obligation of GTE, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights and remedies generally, as from time to time in effect, and by applicable principles of equity and considerations of public policy (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Guarantee will conform to the description thereof in the Prospectus;

       (iv) The Subordinated Indenture and the Junior Subordinated Debentures to be issued thereunder, have been duly authorized; the Subordinated Indenture has been duly qualified under the Trust Indenture Act, and, at the Time of Delivery will have been duly executed and delivered and will constitute, and the Junior Subordinated Debentures, when duly executed and authenticated in accordance with the Subordinated Indenture and issued and delivered under the circumstances provided in the Final Supplemented Prospectus, will constitute, valid and legally binding obligations of GTE enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights and remedies generally, as from time to time in effect, and by applicable principles of equity and considerations of public policy (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Subordinated Indenture conforms and the Junior Subordinated Debentures, when duly executed, authenticated, issued and delivered, will conform to the descriptions thereof in the Final Supplemented Prospectus;

       (v) GTE has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other United States jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification, except where the failure to so qualify would not result in any material adverse change in or affecting the business, properties, business prospects, position (financial or otherwise) or results of operations of GTE and its subsidiaries taken as a whole;

       (vi) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which GTE Delaware or GTE is a party or of which any property of GTE Delaware or GTE is the subject which, if determined adversely to GTE Delaware or GTE would individually or in the aggregate result in any material adverse change in or affecting the business, properties, business prospects, position (financial or otherwise) or results of operations of each of GTE Delaware or GTE and its subsidiaries taken as a whole; and to the best of such counsel's knowledge, no such proceedings are threatened by governmental authorities or threatened by others;

       (vii) This Agreement and the Pricing Agreement with respect to the Preferred Securities have been duly authorized, executed and delivered by each of GTE Delaware and GTE;

       (viii) The issue and sale of the Preferred Securities being delivered at such Time of Delivery, the compliance by GTE Delaware and GTE with all of the provisions of this Agreement and the Pricing Agreement with respect to the Designated Securities, the execution, delivery and performance by GTE of the Guarantee, the Subordinated Indenture and the Junior Subordinated Debentures and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which GTE or GTE Delaware is a party or by which GTE or GTE Delaware is bound or to which any of the property or assets of GTE or GTE Delaware is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of GTE or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over GTE or any of their properties;

       (ix) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance and sale of the Designated Securities being delivered at such Time of Delivery, the execution, delivery or performance of the Guarantee or the consummation by GTE Delaware and GTE of the transactions contemplated herein or therein or by such Pricing Agreement, except registration under the Act of the Preferred Securities, the Guarantee and the Junior Subordinated Debentures and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Preferred Securities and the Guarantee by the Underwriters;

       (x) The documents incorporated by reference in the Prospectus and the Final Supplemented Prospectus (other than the financial statements, related schedules and other financial and statistical data therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they become effective or were so filed, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

       (xi) The Registration Statement, the Prospectus and the Final Supplemented Prospectus and any further amendments and supplements thereto made by either GTE Delaware or GTE prior to such Time of Delivery (other than the financial statements and related schedules and financial and statistical data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by either GTE Delaware or GTE prior to such Time of Delivery (other than the financial statements, related schedules and other financial and statistical data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of their respective dates, the Preliminary Supplemented Prospectus, the Prospectus, the Final Supplemented Prospectus or any further amendment or supplement thereto made by either GTE Delaware or GTE prior to such Time of Delivery (other than the financial statements and related schedules and financial and statistical data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Final Supplemented Prospectus or any further amendment or supplement thereto made by either GTE Delaware or GTE prior to such Time of Delivery (other than the financial statements and related schedules and financial and statistical data therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed; and

       (xii) Under current law and interpretations of current law issued by the Commission, neither GTE Delaware nor GTE is an "investment company" required to register under, or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in, the Investment Company Act of 1940, as amended, nor will be required to so register, nor will be such after giving effect to the transactions contemplated hereby.

       In rendering the above opinion, such counsel may also rely, as to all matters of Delaware law, upon the opinion of Richards, Layton & Finger, dated such Time of Delivery and delivered pursuant to section (d) hereof.

       (d) Richards, Layton & Finger, P.A., special Delaware counsel for GTE Delaware and GTE, shall have furnished to you their written opinion, limited to the laws of the State of Delaware and dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

       (i) GTE Delaware has been duly formed and is validly existing in good standing as a limited partnership in good standing under the Partnership Act and all filings required as of the date hereof under the Partnership Act with respect to the formation and valid existence of GTE Delaware as a limited partnership have been made;

       (ii) Under the Limited Partnership Agreement and the Partnership Act, GTE Delaware has all necessary partnership power and authority to own its properties and conduct its business, all as described in the Final Supplemented Prospectus;

       (iii) Assuming that the limited partners of GTE Delaware that hold the Preferred Securities (the "Preferred Security Holders"), as limited partners of GTE Delaware, do not participate in the control of the business of GTE Delaware, the Preferred Securities issued to the Preferred Security Holders have been duly and validly authorized and are validly issued and, subject to the qualifications set forth herein, are fully paid and nonassessable limited partner interests in GTE Delaware, as to which the Preferred Security Holders, as limited partners of GTE Delaware, will have no liability in excess of their obligations to make payments provided for in the Limited Partnership Agreement and their share of GTE Delaware's assets and undistributed profits (subject to the obligation of a Preferred Security Holder to repay any funds wrongfully distributed to it);

       (iv) There are no provisions in the Limited Partnership Agreement the inclusion of which, subject to the terms and conditions therein, or, assuming that the Preferred Security Holders, as limited partners of GTE Delaware, take no action other than actions permitted by the Limited Partnership Agreement, the exercise of which, in accordance with the terms and conditions therein, would cause the Preferred Security Holders, as limited partners of GTE Delaware, to be deemed to be participating in the control of the business of GTE Delaware;

       (v) The Limited Partnership Agreement authorizes the issuance of the Preferred Securities as described in the Final Supplemented Prospectus;

       (vi) Under the Partnership Act and the Limited Partnership Agreement, the execution and delivery by GTE Delaware of this Agreement and the Pricing Agreement, and the performance by GTE Delaware of its obligations under this Agreement and the Pricing Agreement, have been duly authorized by all necessary partnership action on the part of GTE Delaware;

       (vii) Under the Partnership Act and the Limited Partnership Agreement, GTE, as general partner of GTE Delaware, has all necessary power and authority to execute and deliver this Agreement and the Pricing Agreement on behalf of GTE Delaware and such Agreements have each been so executed and delivered;

       (viii) The issue and sale by GTE Delaware of the Preferred Securities, the compliance by GTE Delaware with all of the provisions of this Agreement and the Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not violate the Certificate of Limited Partnership of GTE Delaware or the Limited Partnership Agreement or any Delaware statute or any Delaware order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over GTE Delaware;

       (ix) No consent, approval, authorization, order, registration or qualification of or with any court or Delaware governmental agency or body is required solely for the issuance and sale by GTE Delaware of the Preferred Securities pursuant to this Agreement and the Pricing Agreement;

       (x) The Limited Partnership Agreement constitutes a legal, valid and binding agreement of GTE, and is enforceable against GTE, in its capacity as general partner of GTE Delaware, in accordance with its terms, subject to the effect upon the Limited Partnership Agreement of (i) bankruptcy, insolvency, reorganization, moratorium, receivership, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights of creditors generally (ii) principles of equity and considerations of public policy (regardless of whether considered and applied in a proceeding in equity or at law), provided, however, that such counsel shall not be required to express any opinion on the effect upon the Limited Partnership Agreement of applicable law relating to fiduciary duties;

       (xi) The execution and delivery by GTE Delaware of this Agreement and the Pricing Agreement and the performance by GTE Delaware of its obligations under this Agreement and the Pricing Agreement, do not violate the Limited Partnership Agreement or the Partnership Act; and

       (xii) Such counsel has reviewed the statements in the Final Supplemented Prospectus under the captions "GTE Delaware" and, insofar as it contains statements of Delaware law, such statements are fairly presented.

       (e) Sullivan & Cromwell, special tax counsel for GTE Delaware and GTE, shall have furnished at each Time of Delivery their opinion confirming their opinion as to tax matters set forth in the Final Supplemented Prospectus.

       (f) On the date of the Pricing Agreement for such Designated Securities and at each Time of Delivery for such Designated Securities, the independent accountants of GTE who have certified the annual financial statements of GTE and its subsidiaries included or incorporated by reference in the Registration Statement, shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

       (g) Neither GTE Delaware nor GTE (including all of its subsidiaries taken as a whole) has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or long-term debt of GTE (including all of its subsidiaries taken as a whole) or any material adverse change in or affecting the business, properties, business prospects, position (financial or otherwise), stockholders' equity or results of operations of GTE and its subsidiaries taken as a whole, otherwise than as set forth in or contemplated by the Prospectus;

       (h) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following:
     (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension in trading in GTE Delaware's securities or GTE's common stock on the New York Stock Exchange;
     (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States, of a national emergency or war if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Securities or Optional Securities or both on the terms and in the manner contemplated in the Final Supplemented Prospectus;

       (i) The Preferred Securities at Time of Delivery shall have been duly listed subject to notice of issuance on the New York Stock Exchange;

       (j) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against GTE Delaware, GTE or any of its Designated Subsidiaries or any of their respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding is likely to result in any material adverse change in or affecting the business, properties, business prospects, position (financial or otherwise) or results of operations of each of GTE Delaware or GTE and its subsidiaries taken as a whole;

       (k) At the Time of Delivery, there shall be furnished to the Representatives an accurate certificate of GTE Delaware and GTE, dated the date of its delivery, signed by the general partner of GTE Delaware and the President or any Vice President of GTE and the Chief Financial Officer or Treasurer of GTE, in form and substance satisfactory to the Representatives, to the effect that:

       (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) in the case of the certificate delivered at the Time of Delivery, no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect and there has been no document required to be filed under the Exchange Act and the Exchange Act rules and regulations that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed;

       (ii) Each of the representations and warranties of GTE Delaware and GTE contained in this Agreement were, when originally made, and are, at the time such certificate is dated, true and correct; and

       (iii) Each of the covenants required to be performed by GTE Delaware and GTE herein on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be satisfied or fulfilled on or prior to the date of such certificate has been duly, timely and fully satisfied or fulfilled;

       (l) Neither GTE Delaware nor GTE shall have made any further amendment or supplement to the Registration Statement, Prospectus or Final Supplemented Prospectus after the date of the Pricing Agreement relating to such Designated Securities and prior to any Time of Delivery for such Designated Securities which shall have been objected to in good faith by the Representatives for such Designated Securities; and

       (m) A Special Event (as defined in the Final Supplemental Prospectus) shall not have occurred and be continuing; provided that it shall also be a condition of the obligations of GTE and GTE Delaware hereunder to issue and sell the Designated Securities that a Special Event shall not have occurred and be continuing.

     8. (a) GTE Delaware and GTE will jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus or any other prospectus relating to the Preferred Securities and the Guarantee, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither GTE Delaware nor GTE shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus or any other prospectus relating to the Preferred Securities and the Guarantee, or any such amendment or supplement in reliance upon and in conformity with written information furnished to GTE Delaware and GTE by any Underwriter of Designated Securities through the Representatives expressly for use in the Final Supplemented Prospectus.

  (b) Each Underwriter will indemnify and hold harmless GTE Delaware and GTE against any losses, claims, damages or liabilities to which GTE Delaware and GTE may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus or any other prospectus relating to the Preferred Securities and the Guarantee, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Preliminary Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus or any other prospectus relating to the Preferred Securities and the Guarantee, or any such amendment or supplement in reliance upon and in conformity with written information furnished to GTE Delaware and GTE by such Underwriter through the Representatives expressly for use in the Final Supplemented Prospectus; and will reimburse GTE Delaware and GTE for any legal or other expenses reasonably incurred by GTE Delaware and GTE in connection with investigating or defending any such action or claim as such expenses are incurred.

  (c)  Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

  (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by GTE Delaware and GTE on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of GTE Delaware and GTE on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by GTE Delaware and GTE on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by GTE Delaware bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by GTE Delaware and GTE on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. GTE Delaware and GTE and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection
(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Designated Securities and not joint.

  (e) The obligations of GTE Delaware and GTE under this Section 8 shall be in addition to any liability which they may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of GTE Delaware and GTE and to each person, if any, who controls GTE Delaware and GTE within the meaning of the Act.

   9. (a) If any Underwriter shall default in its obligation to purchase the Firm Securities or Optional Securities which it has agreed to purchase under the Pricing Agreement relating to such Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter, the Representatives do not arrange for the purchase of such Firm Securities or Optional Securities, as the case may be (the "Representatives' Arrangement Period"), then GTE Delaware and GTE shall be entitled, if they so elect, to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms (the "GTE Arrangement Period"). In the event that, within the Representatives' Arrangement Period, the Representatives notify GTE Delaware and GTE that they have so arranged for the purchase of such Securities, or, within the GTE Arrangement Period (if GTE so elects to utilize such GTE Arrangement Period) GTE Delaware or GTE notifies the Representatives that it has so arranged for the purchase of such Securities, the Representatives or GTE Delaware or GTE shall have the right to postpone a Time of Delivery for such Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and GTE Delaware and GTE agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

  (b) If, after giving effect to any arrangements for the purchase of the Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and GTE Delaware and GTE as provided in subsection (a) above during the Representatives' Arrangement Period and the GTE Arrangement Period (if GTE so elects to utilize the GTE Arrangement Period), the aggregate number of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Securities or Optional Securities, as the case may be, to be purchased at the respective Time of Delivery, then GTE Delaware and GTE shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Securities or Optional Securities, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Securities or Optional Securities, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Securities or Optional Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

  (c) If, after giving effect to any arrangements for the purchase of the Firm Securities or Optional Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and GTE Delaware and GTE as provided in subsection (a) above during the Representatives' Arrangement Period and the GTE Arrangement Period (if GTE so elects to utilize the GTE Arrangement Period), the aggregate number of Firm Securities or Optional Securities, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Securities or Optional Securities, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, GTE Delaware and GTE shall have the right to elect to consummate the sale of the Firm Securities or the Optional Securities, as the case may be, except as to any such unpurchased Firm Securities or Optional Securities so remaining. If GTE Delaware and GTE elect not to so consummate the sale of the Firm Securities or the Optional Securities, as the case may be, and any unpurchased Firm Securities or Optional Securities remain for which no satisfactory party or parties is procured to purchase such Securities in accordance with subsection (a) above, then the Pricing Agreement relating to such Firm Securities or the Over-allotment Option relating to such Optional Securities, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, GTE Delaware or GTE, except for the expenses to be borne by GTE Delaware, GTE and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

  10. The respective indemnities, agreements, representations, warranties and other statements of GTE Delaware and GTE and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or GTE Delaware, GTE, or any officer or director or general partner or controlling person of GTE Delaware or GTE, as the case may be, and shall survive delivery of and payment for the Designated Securities.

  11. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof, GTE Delaware and GTE shall not then be under any liability to any Underwriter with respect to the Firm Securities or Optional Securities with respect to which such Pricing Agreement shall have been terminated except as provided in Section 6 and Section 8 hereof; but, if for any other reason, Designated Securities are not delivered by or on behalf of GTE Delaware (or the Guarantee is not concurrently issued by GTE) as provided herein, GTE Delaware and GTE will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities but GTE Delaware and GTE shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and Section 8 hereof.

  12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

  All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to GTE Delaware or GTE shall be delivered or sent by mail or facsimile transmission to the address of GTE Delaware or GTE set forth in the Registration Statement; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or which address will be supplied to GTE Delaware or GTE by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

  13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, GTE Delaware and GTE and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of GTE, as the case may be, and each person who controls GTE Delaware or GTE or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Designated Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

  14. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

  15. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

  16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

  If the foregoing is in accordance with your understanding, please sign and return to us.

                                      Very truly yours,

                                      GTE DELAWARE, L.P.

                                      By:  GTE CORPORATION,
                                           General Partner


                                      By:
                                           __________________________________
                                           Name:
                                           Title:


                                      GTE CORPORATION


                                      By:
                                           __________________________________
                                           Name:
                                           Title:



Accepted as of the date hereof:
Goldman, Sachs & Co.


By: ___________________________
    (Goldman, Sachs & Co.)

                                                                         ANNEX I


                               PRICING AGREEMENT
                               -----------------



Goldman, Sachs & Co.,

As Representatives of the several
Underwriters named in Schedule I hereto, c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.
                                                            ________ __, 1994
Dear Sirs:

  GTE Delaware, L.P., a Delaware limited partnership ("GTE Delaware"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated _______, __ 1994 (the "Underwriting Agreement"), between GTE Delaware and GTE Corporation, a New York corporation ("GTE"), on the one hand, and Goldman, Sachs & Co. and ________________, on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Preferred Securities (including the related Guarantee) specified in Schedule II hereto (the "Designated Securities" consisting of Firm Securities and any Optional Securities the Underwriters may elect to purchase). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Final Supplemented Prospectus relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

  An amendment to the Registration Statement, or a Final Supplemented Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

  Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, (a) GTE Delaware agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from GTE Delaware, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities, as provided below, GTE Delaware agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from GTE Delaware at the purchase price to the Underwriters set out in Schedule II hereto that portion of the number of Optional Securities as to which such election shall have been exercised. GTE agrees to issue the Guarantee concurrently with the issue and sale of Preferred Securities as contemplated herein.

  GTE Delaware hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Securities set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering overallotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised by written notice from the Representatives to GTE Delaware given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and GTE Delaware and GTE otherwise agree in writing, no earlier than 2 or later than 10 business days after the date of such notice.

  GTE hereby guarantees the timely performance by GTE Delaware of its obligations under this Pricing Agreement and the Underwriting Agreement. As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Preferred Securities will be invested in Junior Subordinated Debentures, GTE hereby agrees to pay at the Time of Delivery to the Representatives for the accounts of the several Underwriters an amount or amounts set forth in Schedule II hereto.

  If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, on one hand, and GTE Delaware and GTE, on the other hand. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to GTE Delaware and GTE for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                       Very truly yours,

                       GTE DELAWARE, L.P.

                       By:  GTE CORPORATION,
                            General Partner

                       By:  __________________________
                            Name:
                            Title:

                       GTE CORPORATION


                       By:  __________________________
                            Name:
                            Title:



Accepted as of the date hereof:
Goldman, Sachs & Co.


By: ___________________________
    (Goldman, Sachs & Co.)

                                   SCHEDULE I

                                          Maximum Number
                                           of Optional
                                         Securities to be
                        Total Number of    Purchased if
                        Firm Securities   Maximum Option
     Underwriter        to be Purchased     Exercised
- ----------------------  ---------------  ----------------
Goldman, Sachs & Co.







Total

                                  SCHEDULE II


TITLE OF DESIGNATED SECURITIES:
NUMBER OF DESIGNATED SECURITIES:
  Number of Firm Securities:
  Maximum Number of Optional Securities:
INITIAL OFFERING PRICE TO PUBLIC:
  [$........ per Security]
Purchase Price by Underwriters:
  [$........ per Security]
COMMISSION PAYABLE TO UNDERWRITERS: $........ PER SECURITY ($____ PER SECURITY
SOLD TO INSTITUTIONS)
SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:
DIVIDEND RATE:
  ....% per annum
DIVIDEND PAYMENT DATES:
  [months and dates]
DIVIDEND RIGHTS:
  [Non-] cumulative, [deferred]
VOTING RIGHTS:
LIQUIDATION RIGHTS:
REDEMPTION PROVISIONS:
  [The Designated Securities may be redeemed, in whole or in part at the option of GTE Delaware, on or after........... at the following redemption prices:


                                                      REDEMPTION
                               YEAR                     PRICE
                               ------                 ----------

  and thereafter at $........  per share, together in each case with accrued dividends to the redemption date.]

  [on any dividend payment date falling on or after ..........., ...., at the election of GTE, at a redemption price equal to the stated amount thereof, plus accrued dividends to the date of redemption.]

  [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]
TIME OF DELIVERY:
..... , 19..
CLOSING LOCATION FOR DELIVERY OF SECURITIES:
NAMES AND ADDRESSES OF REPRESENTATIVES:
  Designated Representatives:
  Address for Notices, etc.:

                                                                        ANNEX II

       Pursuant to Section 7(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

       (i) They are independent certified public accountants with respect to GTE and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

       (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, prospective financial statements and/or pro forma financial information) included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; to the extent required, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of GTE for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

       (iii) The unaudited selected income statement data and balance sheet data for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in GTE's Annual Reports on Form 10-K for such fiscal years;

       (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of GTE and its subsidiaries, inspection of the minute books of GTE and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of GTE and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

            (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in GTE's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in GTE's Annual Report on Form 10-K for the most recent fiscal year;

            (B) any other unaudited income statement data and balance sheet data included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in GTE's Annual Report on Form 10-K for the most recent fiscal year;

            (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet data included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in GTE's Annual Report on Form 10-K for the most recent fiscal year;

            (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

            (E) as of the date of the latest available interim financial statements, there have been any changes in the consolidated equity (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated short-term debt or long-term debt of GTE and its subsidiaries, or any decreases in consolidated net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

            (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) whether there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

            (G) as of a specified date not more than five days prior to the date of such letter there have been any changes in the consolidated equity (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated short-term debt or, long-term debt of GTE and its subsidiaries, or any decreases in consolidated net assets or or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and


            (H) for the period from the date of the latest available interim financial statements referred to in Clause (E) to the specified date referred to in Clause (G) whether there were any material decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any material increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

       (v) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of GTE and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of GTE and its subsidiaries and have found them to be in agreement.

  All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Final Supplemented Prospectus (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.

                                       2